                                                                    Exhibit 23.1

                                    CONSENT

We consent to the reference to our firm under the caption "SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA" and under the caption "Experts" and to the use of our reports dated October 24, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of Production Group International, Inc. for the registration of XXX,XXX shares of its common stock.




                                                   Ernst & Young LLP

Vienna, Virginia
October 24, 1996

--------------------------------------------------------------------------------

The foregoing consent is in the form that will be signed upon the completion of the net income (loss) per share calculation once the initial public offering price is known.



                                               /s/ Ernst & Young  LLP


Vienna, Virginia
December 16, 1996

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Ray Bloch Productions, Inc. dated October 4, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of Production Group International, Inc. for the registration of XXX,XXX shares of its common stock.






                                                           /s/ Ernst & Young LLP





Vienna, Virginia
December 16, 1996

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Epic Enterprises, Inc. dated October 4, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of Production Group International, Inc. for the registration of XXX,XXX shares of its common stock.






                                                           /s/ Ernst & Young LLP





Vienna, Virginia
December 16, 1996

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Epic Enterprises of Nevada, Inc. dated October 4, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of Production Group International, Inc. for the registration of XXX,XXX shares of its common stock.






                                                           /s/ Ernst & Young LLP







Vienna, Virginia
December 16, 1996

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Timberline Productions, Inc. dated October 7, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of Production Group International, Inc. for the registration of XXX,XXX shares of its common stock.





                                                           /s/ Ernst & Young LLP




Vienna, Virginia
December 16, 1996